UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Important Notice Regarding the Availability of the Information Statement
The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

THE PRUDENTIAL SERIES FUND
PSF Global Portfolio

655 Broad Street
6th Floor

Newark, New Jersey 07102

Information Statement

July 5, 2022

To the Shareholders:

At a meeting held on January 18-19, 2022, the Board of Trustees (the Board) of The Prudential Series Fund (the Trust), including a majority of the Trustees who are not parties to the new subadvisory agreement, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved (i) a new subadvisory agreement (the New Subadvisory Agreement) for the PSF Global Portfolio (the Portfolio) with Massachusetts Financial Services Company (MFS or the New Subadviser) and (ii) the termination of the subadvisory agreement with Brown Advisory LLC (Brown) with respect to the Portfolio. Effective April 25, 2022, MFS was added as a new subadviser to serve alongside LSV Asset Management (LSV), PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), T. Rowe Price Associates, Inc. (T. Rowe Price) and William Blair Investment Management, LLC (William Blair) as the subadvisers to the Portfolio. Jennison Associates LLC (Jennison) and PGIM, Inc. (PGIM) are also subadvisers to the Portfolio. although they do not currently manage any assets of the Portfolio.

PGIM Investments LLC (PGIM Investments or the Manager), as the investment manager to the Portfolio, has entered into the New Subadviser Agreement with MFS to replace the existing subadvisory agreement with Brown. Prior to April 25, 2022, Brown, LSV, PGIM Quantitative Solutions, T. Rowe Price and William Blair provided subadvisory services to the Portfolio. Jennison and PGIM also served as subadvisers to the Portfolio, although they did not provide any such subadvisory services to the Portfolio as of April 25, 2022. The New Subadvisory Agreement will not affect the subadvisory agreements with Jennison, LSV, PGIM, PGIM Quantitative Solutions, T. Rowe Price and William Blair. The New Subadvisory Agreement with MFS became effective April 25, 2022. The investment management agreement relating to the Portfolio has not been, and will not be changed as a result of the New Subadvisory Agreement. The Manager will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board’s approval of the New Subadvisory Agreement and provides you with an overview of their terms. This information statement does not require any action by you. It is provided to inform you about the change in the Portfolio’s subadvisory arrangements.

By order of the Board,

Andrew R. French
Secretary

This is not a proxy statement.
We are not asking you for a proxy, and you are requested not to send us a proxy.

PSFGPIS2

Important Notice Regarding the Availability of the Information Statement
The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

THE Prudential Series Fund
PSF Global Portfolio

655 Broad Street
6th Floor
Newark, New Jersey 07102

Information Statement

July 5, 2022

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the PSF Global Portfolio (the Portfolio), a series of The Prudential Series Fund (PSF or the Trust), pursuant to the terms of exemptive orders (the Manager-of-Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Orders permit the Portfolio’s investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

PSF is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). PSF is organized as a Delaware statutory trust. The Portfolio is a series of the Trust.

The Trustees of PSF are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of PSF are located at 655 Broad Street, 6th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments or the Manager) serves as the investment manager to the Portfolio.

This information statement relates to the approval by the Board of a new subadvisory agreement for the Portfolio.

At a meeting held on January 18-19, 2022, the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the new subadvisory agreement, and who are not interested persons of those parties, as defined in the 1940 Act approved (i) a new subadvisory agreement for the Portfolio (the New Subadvisory Agreement) with Massachusetts Financial Services Company(MFS or the New Subadviser) and (ii) the termination of the subadvisory agreement with Brown Advisory LLC (Brown) with respect to the Portfolio. Effective April 25, 2022, MFS was added as a new subadviser to serve alongside LSV Asset Management (LSV), PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), T. Rowe Price Associates, Inc. (T. Rowe Price) and William Blair Investment Management, LLC (William Blair) as the subadvisers to the Portfolio. Jennison Associates LLC (Jennison) and PGIM, Inc. (PGIM) are also subadvisers to the Portfolio. although they do not currently manage any assets of the Portfolio.

As the investment manager to the Portfolio, the Manager has entered into the New Subadviser Agreement with MFS to replace the existing subadvisory agreement with Brown. Prior to April 25, 2022, Brown, LSV, PGIM Quantitative Solutions, T. Rowe Price and William Blair provided subadvisory services to the Portfolio. Jennison and PGIM also served as subadvisers to the Portfolio, although they did not provide any such subadvisory services to the Portfolio as of April 25, 2022. The New Subadvisory Agreement will not affect the subadvisory agreements with Jennison, LSV, PGIM, PGIM Quantitative Solutions, T. Rowe Price and William Blair. The New Subadvisory Agreement with MFS became effective April 25, 2022.

The investment objective of the Portfolio has not changed. The investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. The Management Agreement and the subadvisory agreements between the Manager and Jennison, LSV, PGIM, PGIM Quantitative Solutions, T. Rowe Price and William Blair were last approved by the Trustees, including a majority of the Independent Trustees, at the June 2022 Board meeting.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about July 5, 2022 to shareholders investing in the Portfolio as of April 25, 2022.

This is not a proxy statement.
We are not asking you for a proxy, and you are requested not to send us a proxy.

Approval of the New Subadvisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of The Prudential Series Fund (PSF) considered and approved a new subadvisory agreement (the New Subadvisory Agreement) between PGIM Investments, LLC (PGIM Investments or the Manager) and Massachusetts Financial Services Company (MFS or the New Subadviser) for the PSF Global Portfolio (the Portfolio). The Board noted that the purpose of the New Subadvisory Agreement was to replace the subadvisory agreement between the Manager and Brown Advisory LLC (Brown or the Prior Subadviser) (the Prior Subadvisory Agreement).

The Board, including all of the trustees who were not parties to the New Subadvisory Agreement, or interested persons of any those parties, as defined in the 1940 Act (the Independent Trustees), met on January 18-19, 2022 (the January Meeting), and approved the New Subadvisory Agreement for an initial two-year period, after concluding that such approval was in the best interests of the Portfolio and its beneficial shareholders.

In advance of the January Meeting, the Board requested and received materials relating to the New Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its consideration.

Before approving the New Subadvisory Agreement, the Board, including all of the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by the New Subadviser; comparable performance information; the fees to be paid by the Manager to the New Subadviser; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the New Subadviser. In connection with its deliberations, the Board considered information provided by the Manager and the New Subadviser at, or in advance of, the January Meeting. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve the New Subadvisory Agreement.

The Board determined that the overall arrangement between the Manager and the New Subadviser was appropriate in light of the services to be performed and the fees to be charged under the New Subadvisory Agreement, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of the New Subadvisory Agreement is separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by the Prior Subadviser under the Prior Subadvisory Agreement, and those that would be provided by the New Subadviser under the New Subadvisory Agreement. The Board noted that the nature and extent of services provided under the Prior Subadvisory Agreement, and those that would be provided under the New Subadvisory Agreement, were the same in that the New Subadviser is required to provide day-to-day portfolio management services to the Portfolio, and to comply with all Portfolio policies, and applicable rules and regulations.

With respect to quality of services, the Board noted that it had received and considered information about the Prior Subadviser at the June 2021 Board meeting (the June Meeting) in connection with the renewal of the Prior Subadvisory Agreement, and that the Board had approved the Prior Subadvisory Agreement with the Prior Subadviser at the June Meeting. At the January Meeting, the Board considered, among other things, the background and experience of the portfolio managers who would become responsible for a portion of the assets of the Portfolio under the New Subadvisory Agreement. The Board was also provided information pertaining to the organizational structure, senior management and investment operations of the New Subadviser, among other relevant information. The Board noted that it had also received favorable compliance reports regarding the New Subadviser from PSF’s Chief Compliance Officer.

The Board concluded that, based on the nature of the proposed services to be rendered, the background information it had reviewed regarding the New Subadviser, and its prior experience with the New Subadviser, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by the New Subadviser under the New Subadvisory Agreement.

Performance

The Board received and considered information regarding the investment performance of the Portfolio and hypothetical performance using a combination of the investment strategies to be used by the New Subadviser, as well as a comparison of such performance information against a relevant benchmark index. The Board concluded that it was satisfied with the performance information it reviewed.

Subadvisory Fees

The Board considered the proposed contractual and effective subadvisory fees payable from the Manager to the New Subadviser under the New Subadvisory Agreement. The Board considered that the proposed contractual and effective subadvisory fees to be paid by the Manager to the New Subadviser were lower than the rates paid by the Manager to the Prior Subadviser under the Prior Subadvisory Agreement. The Board considered that subadvisory fees are paid by the Manager to the New Subadviser, and that, as a result, a decrease in the effective subadvisory fees for the Portfolio will increase the net investment management fee retained by the Manager. The Board noted that, based on assets as of September 30, 2021, and the estimated allocation among the subadvisers after the subadviser changes, the overall subadvisory fee rate is expected to decrease by 0.013% and therefore the Manager proposes a new contractual management fee waiver of 0.012% of the Portfolio’s assets through June 30, 2023. The Board noted that it would consider the subadvisory fees and waivers as part of future annual reviews of advisory agreements.

Profitability

Because the engagement of the New Subadviser with respect to the Portfolio is new, the Board noted that there was no historical profitability information with respect to the proposed subadvisory arrangement for the Portfolio. The Board noted that, since the New Subadviser is not affiliated with the Manager, the revenues derived by the New Subadviser under the New Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of a subadviser not affiliated with the Manager, such as the New Subadviser, may not be as significant as the Manager’s profitability, given the arm’s-length nature of the process by which subadvisory fees are negotiated between the Manager and unaffiliated subadvisers, as well as the fact that the Manager compensates subadvisers from its management fees.

The Board noted that it would consider profitability information as part of future annual reviews of advisory agreements.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio under the New Subadvisory Agreement contained breakpoints that reduce the fees on assets above specified levels. The Board noted that it would consider economies of scale in connection with future annual reviews of the New Subadvisory Agreement.

Other Benefits to the New Subadviser

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the New Subadviser, and their respective affiliates, in connection with the Portfolio. The Board concluded that any potential benefits to be derived by the New Subadviser were consistent with those generally derived by other subadvisers to other PSF portfolios. The Board also concluded that any potential benefits to be derived by the New Subadviser were similar to the benefits derived by the New Subadviser in connection with its management of other PSF portfolios, which are reviewed on an annual basis, and which were considered at the June Meeting in connection with the renewal of the advisory agreements for the other PSF portfolios for which the Prior Subadviser provides subadvisory services.

The Board also concluded that any potential benefits to be derived by the New Subadviser included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of the New Subadvisory Agreement.

***

After full consideration of these factors, the Board approved the New Subadvisory Agreement for an initial two-year period upon concluding that such approval was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreement is attached as Exhibit A.

Information about the New Subadviser

Massachusetts Financial Company Services Company (MFS).  MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $597 billion as of April 30, 2022.

Additional information about MFS is attached as Exhibit B.

Terms of the New Subadvisory Agreements

The material terms of the New Subadvisory Agreement are identical to the material terms of the Jennison, LSV, PGIM, PGIM Quantitative Solutions, T. Rowe Price, and William Blair subadvisory agreements. The subadvisers are compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio they manage. The subadvisory fee rates under the Prior Subadvisory Agreement with Brown and for the subadvisory agreements with each of LSV, PGIM Quantitative Solutions, T. Rowe Price, and William Blair, the subadvisory fee rates under the New Subadvisory Agreement, and the subadvisory fees paid to Brown, LSV, PGIM Quantitative Solutions, T. Rowe Price, and William Blair for the fiscal year ended December 31, 2021, are set forth below:

Subadviser	Prior Subadvisory Fee Rate	New/Current Subadvisory Fee Rates	Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2021
Brown Advisory LLC*	0.30% of average daily net assets to $500 million; 0.25% of average daily net assets over $500 million to $1 billion; 0.20% of average daily net assets over $1 billion	N/A	$1,324,825
Massachusetts Financial Services Company**	N/A

0.300% of average daily net assets to $500 million;

0.285% of average daily net assets over $500 million to $1 billion;

0.270% of average daily net assets over $1 billion to $1.5 billion;

0.190% of average daily net assets over $1.5 billion.

			N/A
Jennison Associates***	0.025%	0.025%	$0
LSV Asset Management	Under $2 billion 0.45% of average daily net assets to $150 million; 0.425% of average daily net assets over $150 million to $300 million; 0.40% of average daily net assets over $300 million to $450 million; 0.375% of average daily net assets over $450 million to $750 million; 0.35% of average daily net assets over $750 million Over $2 billion 0.35% on all assets	Under $2 billion 0.45% of average daily net assets to $150 million; 0.425% of average daily net assets over $150 million to $300 million; 0.40% of average daily net assets over $300 million to $450 million; 0.375% of average daily net assets over $450 million to $750 million; 0.35% of average daily net assets over $750 million Over $2 billion 0.35% on all assets	$902,689
PGIM Quantitative Solutions LLC***	0.025%	0.025%	$368,080
PGIM, Inc.***	PGIM Fixed Income 0.025%	PGIM Fixed Income 0.025%	$0
T. Rowe Price Associates, Inc. ****

Sleeve average daily net assets up to $100 million:

0.475% of average daily net assets to $50 million;

0.425% of average daily net assets over $50 million to $100 million

When Sleeve average daily net assets exceed $100 million:

0.375% of average daily net assets

When Sleeve average daily net assets exceed $200 million:

0.325% of average daily net assets

When Sleeve average daily net assets exceed $500 million:

0.30% on all assets to $500 million;

0.275% of average daily net assets over $500 million

When Sleeve average daily net assets exceed $1 billion:

0.275% of average daily net assets

When Sleeve average daily net assets exceed $1.5 billion:

0.25% of average daily net assets

When Sleeve average daily net assets exceed $2 billion:

0.245% of average daily net assets

When Sleeve average daily net assets exceed $3 billion:

0.24% of average daily net assets

When Sleeve average daily net assets exceed $4 billion:

0.23% of average daily net assets

When Sleeve average daily net assets exceed $5.5 billion:

0.225% of average daily net assets

When Sleeve average daily net assets exceed $7.5 billion:

0.22% of average daily net assets

Sleeve average daily net assets up to $100 million:

0.475% of average daily net assets to $50 million;

0.425% of average daily net assets over $50 million to $100 million

When Sleeve average daily net assets exceed $100 million:

0.375% of average daily net assets

When Sleeve average daily net assets exceed $200 million:

0.325% of average daily net assets

When Sleeve average daily net assets exceed $500 million:

0.30% on all assets to $500 million;

0.275% of average daily net assets over $500 million

When Sleeve average daily net assets exceed $1 billion:

0.275% of average daily net assets

When Sleeve average daily net assets exceed $1.5 billion:

0.25% of average daily net assets

When Sleeve average daily net assets exceed $2 billion:

0.245% of average daily net assets

When Sleeve average daily net assets exceed $3 billion:

0.24% of average daily net assets

When Sleeve average daily net assets exceed $4 billion:

0.23% of average daily net assets

When Sleeve average daily net assets exceed $5.5 billion:

0.225% of average daily net assets

When Sleeve average daily net assets exceed $7.5 billion:

0.22% of average daily net assets

			$985,565
William Blair Investment Management, LLC	0.30% to $500 million in assets; 0.25% over $500 million to $1 billion in assets; 0.20% over $1 billion in assets	0.30% to $500 million in assets; 0.25% over $500 million to $1 billion in assets; 0.20% over $1 billion in assets	$592,502

* For purposes of calculating the subadvisory fee payable to Brown, the assets managed by Brown in the following Portfolios will be aggregated: (i) AST Advanced Strategies Portfolio and (ii) PSF Global Portfolio.

** MFS has agreed to a voluntary subadvisory fee waiver arrangement that applies across each of the following portfolios or sleeves of portfolios managed by MFS: AST Academic Strategies Asset Allocation Portfolio (sleeve managed by MFS), AST Advanced Strategies Portfolio (sleeve managed by MFS), AST Balanced Asset Allocation Portfolio (sleeve managed by MFS), AST Capital Growth Asset Allocation Portfolio (sleeve managed by MFS), AST Preservation Asset Allocation Portfolio (sleeve managed by MFS), AST Large-Cap Core Portfolio (sleeve managed by MFS), AST Large-Cap Value Portfolio (sleeve managed by MFS), AST MFS Global Equity Portfolio, AST MFS Growth Allocation Portfolio, AST MFS Growth Portfolio, AST Mid-Cap Growth Portfolio (sleeve managed by MFS), AST Mid-Cap Value Portfolio (sleeve managed by MFS), and PSF Global Portfolio (sleeve managed by MFS).

MFS has agreed to voluntarily reduce the monthly subadvisory fees paid by ASTIS and/or PGIM Investments to MFS for each portfolio listed above (or the sleeve thereof subadvised by MFS) by the following percentages and with respect to the subadvisory fees otherwise payable on the incremental assets of the combined average daily net assets of the portfolios (or the sleeve thereof subadvised by MFS) that fall into the tiers listed below during any calendar month. To the extent the fee waiver is triggered for any particular calendar month, the resulting incremental discount will be applied pro rata across each of the portfolios (or the portion thereof subadvised by MFS). In the event that the combined average daily net assets of the above listed portfolios are $5 billion or less during any particular calendar month, then this voluntary fee reduction will not be applicable for the respective month. MFS reserves the right to withdraw this waiver by delivery of a written notice to the Manager, which withdrawal shall become effective 30 days after such delivery.

Combined Average Daily Net Assets	Percentage Fee Waiver
First $5 billion	No Fee Reduction
Over $5 million and up to $7.5 billion	5% Fee Reduction
Over $7.5 million and up to $10 billion	7.5% Fee Reduction
Over $10 million and up to $20 billion	10% Fee Reduction
Over $20 billion and to $30 billion	15% Fee Reduction
Over $30 billion	20% Fee Reduction

*** Currently, only PGIM Quantitative Solutions is providing Additional Services for the Portfolio. In the event that Jennison and/or PGIM provide Additional Services along with or instead of PGIM Quantitative Solutions, each subadviser would receive 0.025% of the average daily net assets allocated to each subadviser, respectively.

**** For purposes of calculating the subadvisory fee payable to T. Rowe, the large cap value strategy assets managed by T. Rowe will be aggregated with the large-cap value strategy assets managed by T. Rowe for all other Prudential entities, including the assets of certain insurance company separate accounts managed by T. Rowe for the Retirement business of Prudential and its affiliates.

T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios: AST Advanced Strategies Portfolio, AST Large-Cap Value Portfolio, AST T. Rowe Price Asset Allocation Portfolio, AST T. Rowe Price Diversified Real Growth Portfolio, AST T. Rowe Price Growth Opportunities Portfolio, AST T. Rowe Price Large-Cap Growth Portfolio, AST T. Rowe Price Natural Resources Portfolio, and PSF Global Portfolio

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the Portfolios listed above (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the “other accounts”):

Combined Average Daily Net Assets	Percentage Fee Waiver
For Assets up to $20 billion
Up to $1 billion	2.5% Fee Reduction
On the next $1.5 billion	5.0% Fee Reduction
On the next $2.5 billion	7.5% Fee Reduction
On the next $5.0 billion	10.0% Fee Reduction
Above $10.0 billion	12.5% Fee Reduction
For Assets above $20 billion
Up to $20 billion	12.5% Fee Reduction
On the next $10 billion	15.0% Fee Reduction
Over $30 billion	17.5% Fee Reduction

The New Subadvisory Agreement provides, as do the subadvisory agreements with Jennison, LSV, PGIM, PGIM Quantitative Solutions, T. Rowe Price and William Blair, that subject to the supervision of the Manager and the Board, each of the subadvisers is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the subadvisers will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio, and (iii) the New Subadvisory Agreement may be terminated at any time by the New Subadviser, respectively, or by the Manager on not more than 60 days’, nor less than 30 days’, written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the New Subadviser will not be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

Management and Advisory Arrangements

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 6th Floor, Newark, NJ 07102.

As of March 31, 2022, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $345 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolio and the Subadvisers. In this capacity, the Manager reviews the performance of the Portfolio and the Subadvisers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and the Subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the Subadvisers. The Manager utilizes this data in directly supervising the Portfolio and the Subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust’s custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

·	furnishing of office facilities;
·	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;
·	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
·	providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;
·

monitoring, together with the Subadvisers, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

·	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;
·	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
·	preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;
·	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
·	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
·	organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

·	the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;
·	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust, as described below;
·	the fees, costs and expenses payable to the New Subadviser, respectively, pursuant to the New Subadvisory Agreements; and
·

with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the Subadvisers.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

·	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
·	the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;
·

the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

·	the charges and expenses of the Trust’s legal counsel and independent auditors;
·	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
·	all taxes and corporate fees payable by the Trust to governmental agencies;
·	the fees of any trade associations of which the Trust may be a member;
·	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
·	the cost of fidelity, directors and officers, and errors and omissions insurance;
·

the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;

·

allocable communications expenses with respect to investor services, and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and

·	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Investment Management Fee Rate*	Aggregate Investment Management Fees Paid for the Fiscal Year Ended December 31, 2021
PSF Global Portfolio	0.75% of average daily net assets	$10,507,948

* The Manager has contractually agreed to waive 0.0345% of its management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive 0.012% of its management fee through June 30, 2023. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

Directors and Officers of PGIM Investments

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 6th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of the Subadvisers.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments*

Name	Position with Trust	Position with PGIM Investments
Timothy S. Cronin	President	Senior Vice President
Ken Allen	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant Secretary	Chief Legal Officer, Executive Vice President and Secretary
Andrew R. French	Secretary	Assistant Secretary and Vice President
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice President
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice President
Isabelle Sajous	Chief Compliance Officer	Chief Compliance Officer and Vice President
Christian J. Kelly	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Vice President

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as custodian for the Trust’s portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 6th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio’s transfer agent. PMFS will compensate BNYAS for such services.

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non-affiliated broker-dealers:

Portfolio	Amount Paid
PSF Global Portfolio	$189,328

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement.

Shareholder Proposals

The Trust, as a Delaware statutory trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or PSF’s Trust Agreement and Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement, because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit C to this information statement.

Andrew R. French
Secretary
Dated: July 5, 2022

Exhibit A

The Prudential Series Fund

PSF Global Portfolio

Subadvisory Agreement

Agreement made as of this 15th day of  March, 2022 between PGIM Investments LLC (PGIM Investments or the Manager), a New York limited liability company, and Massachusetts Financial Services Company (d/b/a MFS Investment Management), a Delaware corporation (MFS or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated January 1, 2006, with The Prudential Series Fund, a Delaware statutory trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments acts as Manager of the Fund; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Fund’s portfolio as delegated to the Subadviser by the Manager, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of such portion of the Fund’s investments as the Manager shall direct, and the Subadviser shall have discretion to determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Fund, the By-laws of the Fund, the Prospectus of the Fund, and any procedures adopted by the Board applicable to the services provided by the Subadviser hereunder including any amendments to those procedures as provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager’s (or their designees') personnel responsible for monitoring the Fund’s compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, each as applicable to the services provided by the Subadviser hereunder and all other applicable federal and state laws and regulations (collectively, "Applicable Law"). Subject to the Manager’s oversight, Subadviser shall monitor compliance with Applicable Law based on Subadviser's books and records and, to the extent provided, information provided by the Manager and/or the Fund’s Custodian. In connection therewith, the Subadviser shall be responsible for the preparation and filing of Schedule l3G and Form 13-F reflecting the Fund’s securities holdings unless otherwise directed in writing by the Manager. The Subadviser shall not be responsible for the preparation or filing of any other reports required of the Fund by any governmental or regulatory agency, except as expressly agreed to in writing. The Manager shall provide Subadviser with timely copies of any updated Fund Documents. Until the Manager or the Fund delivers any Fund Document regarding the management of the Fund or the Subadviser's duties hereunder to the Subadviser, the Subdviser shall not be liable and shall be fully protected in relying on any previously delivered document sent by the Manager or the Fund to the Subadviser.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants (including, but not limited to, any person or entity affiliated with the Manager or the Subadviser) (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Manager (or the Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Trust, including, without limitation, transaction term sheets and confirmations, certifications regarding the Fund’s status as an accredited investor, qualified institutional buyer or qualified purchaser and certifications regarding other factual matters as may be requested by brokers, dealers or counterparties in connection with the Subadviser’s management of the Fund’s assets.

On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act as applicable to the Subadviser, and shall render to the Fund’s Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or an affiliate shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages, and shall provide the Manager with such information upon request of the Manager.  The parties acknowledge and agree that the Subadviser is not a custodian of the Fund assets and will not take possession or custody of such assets.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Manager understand and agree that if the Manager manage the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Fund’s Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Fund’s Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(b) The Subadviser shall, to the extent permitted by its Code of Ethics and other applicable internal policies and procedures,  authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Fund are the property of the Trust, and the Subadviser will tender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) The Manager acknowledge that Subadviser is registered with the Commodity Futures Trading Commission (“CFTC”) and National Futures Association (the “NFA”) as a commodity trading advisor and that Subadviser will provide commodity trading advice to the Fund as if Subadviser were exempt from registration as a commodity trading advisor. The Subadviser represents that it shall provide commodity trading advice to the Fund in a manner consistent with any applicable duties and obligations, as set forth in the Commodity Exchange Act of 1936, as amended (the “CEA”), and all rules and regulations promulgated thereunder. The Manager represent and warrant that they are excluded from the definition of commodity pool operator pursuant to CFTC Regulation 4.5 with respect to the Trust, and the Manager have timely filed a notice of eligibility as required by CFTC Regulation 4.5 with respect to the Fund and will, during the term of this Agreement, maintain and reaffirm such notice of eligibility as required by CFTC Regulation 4.5.

(e) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, each as applicable to the services provided by the Subadviser hereunder and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures designed to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g) The Subadviser shall furnish to the Manager copies of all records prepared in connection with this Agreement, including but not limited to such monthly, quarterly, or annual reports concerning the Subadviser's transactions with respect to the investments and securities held in the Fund’s portfolio and the performance of the Fund’s portfolio as well as the compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(h) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio in accordance with the Subadviser's proxy voting policies and procedures, subject to such reasonable reporting and other requirements as shall be established by the Manager. It shall be the sole responsibility of the Manager to process and file any claim forms or other documentation relating to any securities class action or other litigation on behalf of the Trust; however, upon reasonable request, Subadviser will cooperate with the Manager to the extent necessary for the Manager to pursue or participate in any such action.  The Subadviser shall not have the obligation to commence or defend lawsuits or other legal actions on behalf of the Manager or the Fund brought by or against third parties, including lawsuits and legal actions brought by or against the Manager or the Fund relating to securities purchased by the Trust. Notwithstanding the foregoing, the Subadviser shall have the authority but no obligation to participate in any in-court or out-of-court workouts, restructurings, or bankruptcies involving securities held by the Fund during the term of the Agreement on behalf of the Manager or the Fund and take any and all actions in connection therewith that the Subadviser in its discretion deems necessary or appropriate.

(i) The Subadviser agrees to use reasonable efforts (i) to monitor whether market quotations are readily available for the Fund’s portfolio investments and whether those market quotations are reliable for purposes of internally valuing the Fund’s portfolio investments and determining the Fund’s net asset value per share; and (ii) to promptly notify the Manager upon the occurrence of any significant event with respect to any of the Fund’s portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff, in conformity with the Fund’s valuation procedures. Upon reasonable request from the Manager, the Subadviser (through a qualified person) will assist the valuation committee of the Fund or the Manager in valuing investments of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued.  The Manager and the Fund acknowledge and agree that (i) the Subadviser is not the Fund’s pricing agent and shall not be deemed a substitute for any independent pricing agent and/or valuation committee of the Fund pursuant to the Fund’s Fair Valuation Policies and Procedures; and (ii) none of the information which the Subadviser provides the Manager hereunder shall be deemed to be the official books and records of the Fund for tax, accounting or any other purposes.

(j) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if the Subadviser becomes aware of any information regarding the Subadviser or the services provided by Subadviser hereunder that has been provided by the Subadviser to the Manager for inclusion in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k) The Subadviser shall comply with the Fund’s Documents provided to the Subadviser by the Manager. The Subadviser shall notify the Manager as soon as reasonably practicable upon determination of any material breach of such Fund Documents.

(l) The Subadviser shall keep the Fund’s Manager informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser's management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Manager that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Manager. Upon written reasonable request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall respond to such requests for information as to such reports (e.g., provide summaries of such reports with personal information redacted and subject in all cases to privacy and confidentiality obligations and to the extent the Subadviser is not prohibited from doing so under applicable law) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Fund that affect the duties of the Subadviser).  The Manager shall provide on an on-going basis a list of all affiliates of the Manager and the Trust, including publicly traded affiliates of the Manager that may not be purchased by the Fund (such list shall include security name, cusip number, sedol and/or applicable ticker) and a list of all brokers and underwriters affiliated with the Manager for reporting transactions under applicable provisions of the 1940 Act.  The Manager represent and warrant that the Fund (i) is a qualified institutional buyer as that term is defined in Rule 144A under the Securities Act of 1033, as amended, and (ii) is not a "restricted person" under Rule 5130 and Rule 5131 of the Financial Industry Regulatory Authority, Inc. ("FINRA") and thus the Fund is not prohibited from participating in the allocation of initial public offerings of equity securities offered by FINRA members.  The Manager agree to promptly notify the Subadviser if any of the foregoing representations ceases to be true or correct.

The Manager hereby acknowledge receipt of the Subadviser's most recent Form ADV Part 2A and relevant Form ADV Part(s) 2B.  Manager hereby consent to electronic delivery of Subadviser's Form ADV and any Form ADV amendments and/or annual updates provided by the Subadviser to the Manager as required by applicable law.

3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. (a) Each party acknowledges that, in the course of dealing, it may receive or have access to confidential and proprietary information (including, without limitation, the Fund’s portfolio holdings) of the other party or third parties with whom the Manager conducts business.  Such information is collectively referred to as “Confidential Information.”  Each party agrees that it shall treat Confidential Information of the other party as confidential and shall not use such Confidential Information or disclose such Confidential Information to third parties, except to the extent necessary for the purposes of rendering services or performing the obligations pursuant to this Agreement or as required by applicable law, rule or regulation or as otherwise expressly agreed to in writing by the parties.

(b)

The Subadviser further certifies that (i) its treatment of Confidential Information is in compliance in all material respects with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures designed to seek to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information.  The Subadviser shall immediately notify the Manager if the Subadviser is in material breach of this Section 4(b).  At the Manager’s request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section 4(b).

(c)

The Subadviser shall notify the Manager or its agents of its designated primary security manager.  The security manager will be responsible for managing and coordinating the performance of the Subadviser’s obligations set forth in its Information Security Program and this Agreement.

(d)

The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information.  During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will represent a departure from industry standards.

(e)

The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser’s employees and/or agents who require such access in order to provide the services to the Manager.

(f)

The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls.  Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)

The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks.  If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Fund’s and/or Manager’s Confidential Information and any of the Fund’s and/or the Manager’s Confidential Information has been determined to have been subject to unauthorized disclosure, the Subadviser shall promptly report those findings to the Manager.

(h)

The Subadviser shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to the Fund’s  or Manager’s Confidential Information that has occurred (a “Security Incident”). Thereafter, the Subadviser shall: (i) promptly furnish to the Manager a summary of the Security Incident; (ii) assist communicate, and cooperate with the Manager and the Manager’s designated representatives throughout the investigation of the Security Incident.  The Subadviser will make appropriate personnel of Subadviser available to the designated representatives of the Manager to discuss the matter, and shall cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager’s rights; and  (iii) take appropriate action to seek to prevent a recurrence of such Security Incident.

(i)

Upon the Manager’s reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Manager with information related to the Subadviser’s information security safeguards and practices.

(j)

For the purpose of auditing the Subadviser’s compliance with this Section, the Subadviser shall provide to the Manager, on reasonable notice: (a) reasonable assistance and cooperation of the Subadviser’s relevant staff who can provide information concerning Subadviser's information processing premises and records; and (b) reasonable facilities at the Subadviser’s premises.

5. The Subadviser will not engage any third party to provide advisory services ("Service Provider") to the portion of the Fund’s portfolio as delegated to the Subadviser by the Manager without the express written consent of the Manager.  To the extent that the Subadviser receives approval from the Manager to engage a Service Provider, the Subadviser assumes all responsibility for any action or inaction of the Service Provider as it relates to the Fund’s portfolio as delegated to the Subadviser by the Manager.  In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) as a result of any action or inaction of the Service Provider as it relates to the Fund’s portfolio as delegated to the Subadviser by the Manager.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Manager delegates to the Subadviser management of all or a portion of a portfolio of the Fund previously managed by a different subadviser or the Manager, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadviser. The Subadviser’s duties and obligations hereunder shall not begin prior to the effective date of the termination of the previously named subadviser in the Fund’s registration statement disclosure.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Fund at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, MA 02199, Attention: Legal Department, with a copy to the following e-mail address: InstitutionalClientService@mfs.com.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof.  During the term of this Agreement, the Manager also agrees to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Fund or the public, which make reference to the Subadviser. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Fund or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

MASSACHUSETTS FINANCIAL SERVICES COMPANY D/B/A MFS INVESTMENT MANAGEMENT

By: /s/ Carol Geremia

Name: Carol Geremia

Title: President

SCHEDULE A

The Prudential Series Fud

As compensation for services provided by Massachusetts Financial Services Company d/b/a MFS Investment Management (MFS) and PGIM Investments LLC will pay MFS a subadvisory fee on the net assets managed by MFS that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*
PSF Global Portfolio	0.30% on first $500 million; 0.285% on next $500 million; 0.27% on next $500 million; 0.19% over $1.5 billion

* In the event MFS invests Portfolio assets in other pooled investment vehicles it manages or subadvises, MFS will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to MFS with respect to the Portfolio assets invested in such acquired fund.  Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of:  March 15, 2022

Exhibit B

Management of MASSACHUSETTS FINANCIAL SERVICES COMPANY

Massachusetts Financial Services Company (MFS). MFS is the oldest US mutual fund organization. MFS and its predecessor organizations have managed money since 1924 and founded the first mutual fund in the United States. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). The principal address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199. Net assets under management of the MFS organization were approximately $597 billion as of April 30, 2022.

The table below lists the names, addresses, and positions of MFS’ principal executive officer and each of its directors.

Name & Address*	Position
Kevin D. Strain	Director of MFS, Director, President and Chief Executive Officer of Sun Life Financial
Manjit Singh	Director of MFS and Executive Vice President and Chief Financial Officer of Sun Life Financial
Melissa J. Kennedy	Director of MFS and Executive Vice President, Chief Legal Officer and Public Affairs of Sun Life Financial
Michael W. Roberge	Director, Chairman of the Board, Chair, and Chief Executive Officer of MFS[1]
Edward M. Maloney	Executive Vice President and Chief Investment Officer of MFS[1]
Carol W. Geremia	Director, President, and Head of Global Distribution of MFS[1]
Jonathan N. Aliber	Executive Vice President and Chief Technology Officer of MFS[1]
Amrit Kanwal	Director, Executive Vice President, and Chief Financial Officer of MFS[1]
Mark A. Leary	Executive Vice President and Chief Human Resources Officer of MFS[1]
Heidi W. Hardin	Executive Vice President, General Counsel, and Secretary of MFS[1]
Scott Chin	Treasurer of MFS[1]
Michelle Thompson-Dolberry	Executive Vice President and Chief Diversity, Equity and Inclusion Officer of MFS[1]
Rosa Licea-Mailloux	Chief Compliance Officer of MFS[1]

* The principal mailing address of the principal executive officer and each director is c/o MFS at 111 Huntington Avenue, Boston,

   Massachusetts 02199.

1 Certain principal executive officers and directors of MFS serve as officers or directors of some or all of MFS' corporate affiliates and certain officers of MFS serve as officers and/or directors of some or all of the funds in the MFS Funds complex and/or officers or directors of certain

MFS non-U.S. investment companies.

Comparable Funds for which MFS
Serves as Adviser or Subadviser

The following table lists certain information regarding comparable mutual funds to which MFS provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of April 30, 2022)	Annual Rate of Advisory/Subadvisory Fee Paid to MFS
MFS Growth Fund (Adviser: MFS Investment Management)	Approximately $37,031.4 million

0.75% of the fund's average daily net assets annually up to $1 billion;

0.65% of the fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion;

0.60% of the fund's average daily net assets annually in excess of $2.5 billion and up to $5 billion;

0.55% of the fund's average daily net assets annually in excess of $5 billion and up to $10 billion;

0.50% of the fund's average daily net assets annually in excess of $10 billion and up to $20 billion;

0.45% of the fund's average daily net assets annually in excess of $20 billion and up to $30 billion;

0.40% of the fund's average daily net assets annually in excess of $30 billion and up to $40 billion;

0.38% of the fund's average daily net assets annually in excess of $40 billion and up to $50 billion; and

0.36% of the fund's average daily net assets annually in excess of $50 billion

MFS Growth Series (Adviser: MFS Investment Management)	Approximately $1,804.9 million	0.75% of the fund's average daily net assets annually of the first $1 billion; and 0.65% of the fund's average daily net assets annually in excess of $1 billion
Confidential Sub-Advised Fund Number 1 (Adviser: Confidential Adviser Number 1)	Approximately $1,379.3 million

0.30% of the fund’s average daily net assets annually on the first $500 million;

0.285% of the fund's average daily net assets annually on the next $500 million;

0.27% of the fund's average daily net assets annually on the next $500 million; and

0.225% of the fund's average daily net assets annually on assets over $1.5 billion

Confidential Sub-Advised Fund Number 2 (Adviser: Confidential Adviser Number 2)	Approximately $138.4 million

0.30% of the fund’s average daily net assets annually on the first $500 million;

0.285% of the fund's average daily net assets annually on the next $500 million;

0.27% of the fund's average daily net assets annually on the next $500 million; and

0.225% of the fund's average daily net assets annually on assets over $1.5 billion

Confidential Sub-Advised Fund Number 3 (Adviser: Confidential Adviser Number 3)	Approximately $834.9 million

0.30% of the fund’s average daily net assets annually on the first $500 million;

0.285% of the fund's average daily net assets annually on the next $500 million;

0.27% of the fund's average daily net assets annually on the next $500 million; and

0.19% of the fund's average daily net assets annually on assets over $1.5 billion

Confidential Sub-Advised Fund Number 4 (Adviser: Confidential Adviser Number 4)	Approximately $391.5 million

0.30% of the fund’s average daily net assets annually on the first $500 million;

0.285% of the fund's average daily net assets annually on the next $500 million;

0.27% of the fund's average daily net assets annually on the next $500 million; and

0.19% of the fund's average daily net assets annually on assets over $1.5 billion

Confidential Sub-Advised Fund Number 5 (Adviser: Confidential Adviser Number 5)	Approximately $460.5 million

0.30% of the fund’s average daily net assets annually on the first $500 million;

0.285% of the fund's average daily net assets annually on the next $500 million;

0.27% of the fund's average daily net assets annually on the next $500 million; and

0.19% of the fund's average daily net assets annually on assets over $1.5 billion

Exhibit C

Shareholder information

As of June 24, 2022, the Trustees and officers of PSF, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of June 24, 2022, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
PSF Global Portfolio	Pru Annuities Inc Pru Annuity ATTN: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	1,319,729.924/5.05%

	PRUCO Life Insurance Company PLAZ Life ATTN: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	4,719,323.201/18.04%

	PRUCO Life Insurance Company PRU Life ATTN: Separate Accounts 7th Floor	213 Washington Street Newark, NJ 07102-0000	17,826,542.820/68.15%

THE PRUDENTIAL SERIES FUND

PSF Global Portfolio

655 Broad Street, 6th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding the appointment of a new subadviser and a new subadvisory agreement for the PSF Global Portfolio (the Portfolio), a series of The Prudential Series Fund (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio’s website to review a complete copy of the Information Statement, which contains important information about the Portfolio’s new subadviser and new subadvisory agreement.

At a meeting held on January 18-19, 2022, the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the new subadvisory agreement, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved (i) a new subadvisory agreement for the Portfolio (the New Subadvisory Agreement) with Massachusetts Financial Services Company (MFS or the New Subadviser) and (ii) the termination of the subadvisory agreement with Brown Advisory LLC (Brown) with respect to the Portfolio. Effective April 25, 2022, MFS was added as a new subadviser to serve alongside LSV Asset Management (LSV), PGIM Quantitative Solutions LLC (PGIM Quantitative Solutions), T. Rowe Price Associates, Inc. (T. Rowe Price) and William Blair Investment Management, LLC (William Blair) as the subadvisers to the Portfolio. Jennison Associates LLC (Jennison) and PGIM, Inc. (PGIM) are also subadvisers to the Portfolio. although they do not currently manage any assets of the Portfolio.

PGIM Investments LLC (PGIM Investments or the Manager), as the investment manager to the Portfolio, has entered into the New Subadviser Agreement with MFS to replace the existing subadvisory agreement with Brown. Prior to April 25, 2022, Brown, LSV, PGIM Quantitative Solutions, T. Rowe Price and William Blair provided subadvisory services to the Portfolio. Jennison and PGIM also served as subadvisers to the Portfolio, although they did not provide any such subadvisory services to the Portfolio as of April 25, 2022. The New Subadvisory Agreement will not affect the subadvisory agreements with Jennison, LSV, PGIM, PGIM Quantitative Solutions, T. Rowe Price and William Blair. The New Subadvisory Agreement with MFS became effective April 25, 2022. The investment management agreement relating to the Portfolio has not been, and will not be changed as a result of the New Subadvisory Agreement. The Manager will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about July 5, 2022 to all shareholders of record as of the close of business on April 25, 2022. A copy of the Information Statement will remain on the Portfolio’s website until October 31, 2022.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 6th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until October 31, 2022. To ensure prompt delivery, you should make your request no later than October 14, 2022. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

PSFGPIS